Exhibit 99.01

Jefferies 3rd Annual Specialty and Post-Acute Services Conference June 7, 2006 Richard Slager Chairman and Chief Executive Officer Henry Hirvela Chief Financial Officer

SAFE HARBOR STATEMENT Forward-Looking Statements Some of the statements contained in or used during this presentation, including those relating to the Company's strategy and other statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects", "anticipates," "intends," "plans," "believes," "estimates," "goal" and similar expressions, are forward-looking statements. These statements are not historical facts but instead represent only the Company's expectations, estimates and projections regarding future events. These statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict including the possible reduction in amounts paid to the Company by the Medicare and Medicaid programs, changes in healthcare regulation and payment methods, the Company's ability to close and effectively integrate the operations of acquired hospices, the Company's ability to develop new hospice locations in new markets or markets that it currently serves, the Company's ability to attract and retain key personnel and skilled employees, and its dependence on third party patient referrals. The Company's actual results and financial condition may differ, perhaps materially, from the anticipated results and financial condition in any such forward-looking statements, and accordingly, prospective investors are cautioned not to place undue reliance on such statements.

HOSPICE INDUSTRY STATISTICS End-of-life care, primarily delivered at home Industry Revenues: $10 billion (2006 estimate) Hospice Utilization: 45% of eligible patients Forecast Growth: 9% p.a. until 2015 Revenues: 90%+ from Medicare and Medicaid Top 3 Service Providers - less than 10% market share

MISSION STATEMENT "The passionate pursuit of excellence in nurturing the physical, spiritual and emotional well-being of our patients and their families, while being responsible stewards of our human and financial resources."

KEY GOALS Provider of Choice Consistently deliver high quality patient care and family support Employer of Choice Attract and retain dedicated hospice care leaders and providers Healthcare Investment of Choice Sustain profitable growth exceeding industry norms

CURRENT PROGRAM SITES * As of 2Q06 14 states 57 program sites 4 IPU's 5,201 patients* Home Office Program sites IPU's ?

RECENT PERFORMANCE Average Daily Census Back on the rise Average Length of Stay Remaining stable (110-118 Days) Admissions Increase Quarter over Quarter Recent Performance Medicare Cap exposure decreasing Indianapolis and Terre Haute programs back up and operating

HISTORICAL AVERAGE DAILY CENSUS AND ADMISSION TRENDS Annual FY 2006 FY 2006 Q1 2006 Q2 2006 Admits 4,129 4,435 ADC 5,313 5,091 Annual 2002 2003 2004 2005 Admits 12,745 15,680 11,545 17,574 ADC 3,364 4,705 5,225 5,376

SETTING THE STAGE FOR FUTURE GROWTH Rebuilt the Senior Leadership Team Raising the bar on patient care standards Intense focus on improving financial performance Building the foundation for future growth

MANAGEMENT TEAM Years of Experience Chairman & CEO Richard Slager 30 President & COO David Elliot 24 Chief Financial Officer Henry Hirvela 33 Chief Marketing Officer James Robinson 24 Chief Medical Officer Todd Cote, MD 24

PATIENT CARE INITIATIVES Hired VP Patient Care and Chief Medical Officer Patient Care Focus: VistaCare Promises Improved Operating Efficiency: New Staffing Model Raising the Bar on Quality: Deyta Quality Measurement Tools

FUTURE GROWTH INITIATIVES Future new site development IPU New Markets Strategic Relationships Emory Ardent LTC Companies Acquisitions Selective and Strategic

IMPROVING FINANCIAL PERFORMANCE Hired New Chief Financial Officer Operations Orientation: Focus on Supporting the Field Implement IT Improvements Patient Care Management System: EMR Oracle System enhancements SG&A Cost Management New Sites have been a challenge - upside as ADC grows Careful SG&A cost cutting Patient care expense control will be addressed more fully in FY 2007

SG&A EXPENSE REDUCTION INITIATIVE Objective is to bring SG&A expense in line with near- term revenues Efficiently support future growth without substantially increasing SG&A expense Corporate office expense reductions $1.0+ million during the last 4 months of 2006 SG&A headcount reduction Target 2007 SG&A as of % of Revenues = low 30%

FINANCIAL HIGHLIGHTS Q2 2006 Results Majority of the loss associated with Indiana situation Increased admissions from Q1 2006 Sustained improvement in Medicare Cap expense Strong Balance Sheet Cash and Short-Term Investments = $41.1 million Accrued Medicare Cap liability at 3/31/06 = $14.3 million Focus for the rest of FY 2006 Bring SG&A expense into line with near-term revenues Improve revenue growth

INCOME STATEMENT ($ in millions except ADC & EPS)

BALANCE SHEET ($ in millions)

CASH FLOW ($ in millions)

FINANCIAL INITIATIVES FOR FY 2006 Expand Accounting support to the field to help drive efficiencies and lower operating expenses Reorganize and streamline Finance and IT to improve efficiency, reduce and better control SG&A expense and support future growth Guidance - we'll revisit in FY 2007 Near-term Financial Goals: Revenue growth Operating income growth

POSITIONED FOR FUTURE GROWTH Successfully managed through the challenges of the last two years Recruited strong senior and operating managers Building an organization that is prepared for future growth Strong balance sheet and cash position It comes down to operational execution

Purpose Passion Excellence